                                                                     EXHIBIT 3.7

                                        FILING FEE: $75.00 OF C66620
                                        U-HAUL INTERNATIONAL/BLANCHE I. PASSOLT
                                        P.O. BOX 21502
                                        PHOENIX, AZ 85036

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 22th day of October, 1990, entered into by Amerco Real Estate Company, a Nevada Corporation, the surviving corporation and U-Haul Co. of Pennsylvania, a Pennsylvania corporation the absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the States of Nevada and Pennsylvania which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                            NUMBER OF
                         NUMBER OF           SHARES           NUMBER     NUMBER
      COMPANY              SHARES           ENTITLED          VOTED       VOTED
       NAME             OUTSTANDING         TO VOTE            FOR       AGAINST
--------------------------------------------------------------------------------
AMERCO REAL ESTATE
COMPANY                  100,000            100,000          100,000        -0-

U-HAUL CO. OF
PENNSYLVANIA                 500                500              500        -0-

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the States of Nevada and Pennsylvania to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the States of Nevada and Pennsylvania.

                                       VI

         The Surviving Corporation hereby irrevocable appoints The Secretary of State as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                      Surviving Corporation: AMERCO REAL ESTATE
                                             COMPANY, a Nevada
                                             Corporation

                      By: /s/ Edward J. Shoen
                          -------------------------------------------------
                          Edward J. Shoen, President

Verifies

By: /s/ Gary V. Klinefelter
    --------------------------------------
    Gary V. Klinefelter, Secretary

                      Absorbed Corporation: U-HAUL CO. OF
                                            PENNSYLVANIA, a
                                            Penna. Corporation

                      By: /s/ John A. Lorentz
                          -------------------------------------------------
                          John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    --------------------------------------
    Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this    day of October, 1990, before me, the undersigned Notary
Public, personally appeared Edward J. Shoen, known to me to be the President of Amerco Real Estate Company, a Nevada Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                            /s/ Blanche I. Passolt
                                            ------------------------------------
                                                        NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF PENNSYLVANIA

COUNTY OF

         On this       day of October, 1990, before me, the undersigned Notary
Public, personally appeared John A. Lorentz known to me to be the President of U-Haul Co. of Pennsylvania a Pennsylvania Corporation, that he is the person who executed instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                            /s/ Blanche I. Passolt
                                            ------------------------------------
                                                        NOTARY PUBLIC

        (NOTARY SEAL)

CERTIFICATE OF MERGER

MERGING

U-HAUL CO. OF METRO NEW YORK, INC.
(NY) NOT QUAL.

INTO

AMERCO REAL ESTATE COMPANY

REQUESTED BY:                          3816-85

U-HAUL INTERNATIONAL
ATTN: BLANCHE I. PASSOLT
2727 N. CENTRAL AVE.
P.O. BOX 21502
PHOENIX, AZ 85036-1502

FILE NUMBER: 3816-85

FILE DATE: 8/13/90

FILING FEE: $75.00

3816-85 GS

                                        FILING FEE: $75.00 DF C01927
                                        U-HAUL INTERNATIONAL
                                        ATTN: BLANCHE I. PASSOLT
                                        P.O. BOX 21502
                                        PHOENIX, AZ 85036-1502

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 4th day of January, 1991, entered into by Amerco Real Estate Company, a Nevada corporation, the surviving corporation and Novi Manufacturing Co. a Michigan corporation the absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the States of Nevada and Michigan which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                             NUMBER OF
                        NUMBER OF             SHARES          NUMBER      NUMBER
     COMPANY             SHARES              ENTITLED          VOTED      VOTED
      NAME             OUTSTANDING            TO VOTE           FOR       AGAINST
---------------------------------------------------------------------------------
AMERCO REAL ESTATE
 COMPANY                  100,000             100,000        100,000        -0-

NOVI MANUFACTURING
 CO.                          500                 500            500        -0-

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the States of Nevada and Michigan to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the States of Nevada and Michigan.

                                       VI

         The Surviving Corporation hereby irrevocable appoints The Corporation Trust Company as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                   Surviving Corporation: AMERCO REAL ESTATE
                                                          COMPANY, a Nevada
                                                          Corporation

                                   By: /s/ Edward J. Shoen
                                       -----------------------------------------
                                       Edward J. Shoen, President

Verified

BY: /s/ Gary V. Klinefelter
    --------------------------------------
    Gary V. Klinefelter, Secretary

                                   Absorbed Corporation: NOVI MANUFACTURING CO.
                                                         A Michigan Corporation

                                   By: /s/ John A. Lorentz
                                       -----------------------------------------
                                       John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    --------------------------------------
    Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 4th day of January, 1991, before me, the undersigned Notary Public, personally appeared Edward J. Shoen, known to me to be the President of Amerco Real Estate Company, a Nevada Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                              /s/ Blanche I. Passolt
                                       ----------------------------------
                                                  NOTARY PUBLIC

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 4th day of January, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of Novi Manufacturing Co., Inc., a Michigan Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                              /s/ Blanche I. Passolt
                                       ----------------------------------
                                                  NOTARY PUBLIC

         (NOTARY SEAL)

PLAN AND AGREEMENT OF MERGER

MERGING

NOVI MANUFACTURING CO.
(MI) CORP. NOT QUAL.

INTO

AMERCO REAL ESTATE COMPANY              3816-85
(NV)

REQUESTED BY:

U-HAUL INTERNATIONAL
ATTN: BLANCE I. PASSOLT
P.O. BOX 21502
PHOENIX, AZ 85036-1502

FILE NUMBER: 3816-85

FILE DATE: 1/10/91

FILING FEE: $75.00

3816-85 GS                              FILING FEE: $75.00 DF
                                        2 CERTS.    $20.00

                                                    FILING FEE: $75,00 DF C01926
                                                    U-HAUL INTERNATIONAL
                                                    ATTN: BLANCE I. PASSOLT
                                                    P.O. BOX 21502
                                                    PHOENIX, AZ 85036-1502

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 4th day of
January, 1991, entered into by Amerco Real Estate Company, a Nevada
Corporation, the surviving corporation and Boston Trailer Manufacturing Company, Inc., a Massachusetts corporation the absorbed Corporation, and together referred [ILLEGIBLE] as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the States of Nevada and Massachusetts which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                           NUMBER OF
                             NUMBER OF      SHARES      NUMBER       NUMBER
     COMPANY                  SHARES       ENTITLED      VOTED        VOTED
      NAME                  OUTSTANDING     TO VOTE       FOR        AGAINST
------------------          -----------    ---------    -------      -------
AMERCO REAL ESTATE
COMPANY                       100,000       100,000     100,000        -0-

BOSTON TRAILER
MANUFACTURING
COMPANY, INC.                   2,786         2,786       2,786        -0-

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the States of Nevada and Massachusetts to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the States of Nevada and Massachusetts.

                                       VI

         The Surviving Corporation hereby irrevocable appoints The Corporation Trust Company as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                           Surviving Corporation:       AMERCO REAL ESTATE
                                                        COMPANY, a Nevada
                                                        Corporation

                           By:    /s/ Edward J. Shoen
                               -------------------------------------------------
                                  Edward J. Shoen, President

Verified

By:  /s/ Gary V. Klinefelter
    --------------------------------------------
      Gary V. Klinefelter, Secretary

                           Absorbed Corporation: BOSTON TRAILER
                                                 MANUFACTURING COMPANY,
                                                 a Massachusetts
                                                 Corporation

                           By:    /s/ John A. Lorentz
                               -------------------------------------------------
                                  John A. Lorentz, President

Verified

By:   /s/ Gary V. Klinefelter
    --------------------------------------------
      Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 4th day of January, 1991, before me, the undersigned Notary Public, personally appeared Edward J. Shoen, known to me to be the President of Amerco Real Estate Company, a Nevada Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                 /s/ [ILLEGIBLE]
                                       ----------------------------------
                                                  NOTARY PUBLIC

(NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 4th day of January, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of Boston Trailer Manufacturing Company, Inc., a Massachusetts Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                 /s/ [ILLEGIBLE]
                                       ----------------------------------
                                                  NOTARY PUBLIC

(NOTARY SEAL)

                                    RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                           AMERCO REAL ESTATE COMPANY

         KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned, have voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of Nevada, and we do certify:

                                    ARTICLE I

         The name of the corporation is: AMERCO REAL ESTATE COMPANY

                                   ARTICLE II

         The principal place of business of the corporation shall be at:

                  1325 Airmotive Way, Suite #170, Reno, Nevada

                                   ARTICLE III

         The nature of the business and the objects and purposes to be transacted, promoted, or carried on by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Nevada.

                                   ARTICLE IV

         The number of shares of common stock which this corporation is authorized to issue is twenty million (20,000,000) shares with a par value of one Cent ($0.01) per share. In addition to the common stock authorized to be issued, the corporation is authorized to issue five

                                     1 of 9
         million (5,000,000) shares of preferred stock, with the Board of Directors having authority to issue such shares in one or more series, with a par value of One Cent ($0.01) per share, with limited voting powers or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof as shall be stated or expressed in the resolution regarding such stock adopted by the Board of Directors pursuant to the authority expressly vested in it by this provision of the Articles of Incorporation, or any amendment hereto.

                                    ARTICLE V

         For the management of the business, and for the conduct of the affairs of the corporation, and for the further definition, limitation, and regulation of the powers of the corporation and its directors and stockholders, it is further provided:

         A. BOARD Of DIRECTORS. The Board of Directors shall consist of not less than 4 nor more than 8 directors, the exact number of directors to be determined from time to time solely by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors. The directors shall be divided into four classes, designated Class I, Class II, Class III, and Class IV. Subject to applicable law, each class shall consist, as nearly as may be possible, of one-fourth of the total number of directors constituting the entire Board of Directors. At the 1990 Annual Meeting of Stockholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, Class III directors for a three-year term, and Class IV directors for a four-year term. At each succeeding annual meeting of stockholders, commencing in 1991, successors to the class of directors whose term expires at the annual meeting shall be elected or reelected for a four-year term.

                                     2 of 9

                  If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board of Directors, there shall be no classification of the additional directors until the next annual meeting of stockholders.

                  A director shall hold office until the meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                  This Article V may be amended only by the affirmative vote of two-thirds of all of the outstanding shares of common stock of the corporation entitled to vote, which vote must be by ballot at a duly constituted meeting of the stockholders, the notice of which meeting must include the proposed amendment.

         Directors need not be stockholders. The names and addresses of the initial Board are:

                  Mark V. Shoen           2727 N. Central Avenue
                                          Phoenix, AZ 85004

                  Edward J. Shoen         2727 N. Central Avenue
                                          Phoenix, AZ 85004

                  Paul F. Shoen           2727 N. Central Avenue
                                          Phoenix, AZ 85004

                  John H. Dodds           2727 N. Central Avenue
                                          Phoenix, AZ 85004

                  Aubrey K. Johnson       2727 N. Central Avenue
                                          Phoenix, AZ 85004

                  Gary B. Horton          1325 Airmotive Way, Suite 170
                                          Reno, NV 89502

                  James P. Shoen          1325 Airmotive Way, Suite 170
                                          Reno, NV 89502

         B. POWERS OF THE BOARD OF DIRECTORS. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:

                                     3 of 9

                           (i) To make, alter, amend, and repeal the bylaws,
                  subject to the power of the stockholders to amend the bylaws, which power may be exercised only by the affirmative vote of two-thirds of all of the outstanding shares of common stock of the corporation entitled to vote, which vote must be by ballot at a duly constituted meeting of the stockholders, the notice of which meeting must include the proposed amendment. This
                  Article 6.3(i) may be amended only by the affirmative vote of two-thirds of all of the outstanding shares of common stock of the corporation entitled to vote, which vote must by ballot at duly constituted meeting of the stockholders, the notice of which meeting must include the proposed amendment;

                           (ii) Subject to the applicable provisions of the
                  bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the corporation, or any of then, shall be open to stockholder inspection. No stockholder shall have any right to inspect any of the accounts, books or documents of the corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the corporation;

                           (iii) To authorize and issue, without stockholder
                  consent, obligations of the corporation, secured and unsecured, under such terms and conditions as the Board of Directors, in its sole discretion, may determine, and to pledge or mortgage, as security therefor, any real or personal property of the corporation, including after-acquired property;

                           (iv) To determine whether any and if so, what part,
                  of the earned surplus of the corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;

                           (v) To fix, time time to time, the amount of the
                  profits of the corporation to be reserved as working capital or for any other lawful purpose;

                           (vi) To establish bonus, profit-sharing, stock
                  option, or other types of incentive compensation plans for the employees, including officers and directors, of the corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations;

                                     4 of 9

                           (vii) To designate, by resolution or resolutions
                  passed by a majority of the entire Board of Directors, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the bylaws, shall have and may exercise the powers of the Board of Directors;

                           (viii) To provide for the reasonable compensation of
                  its own members, and to fix the terms and conditions upon which such compensation will be paid;

                           (ix) In additional to the powers and authority
                  hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and of all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the bylaws of the corporation.

         C. LIMITATION OF DIRECTOR LIABILITY. A director of officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article 6.C shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or
         (ii) the unlawful payment of dividends. Any repeal or modification of this Article 6.C by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

                                   ARTICLE VI

         The names and address of each of the incorporators are:

         John A. Lorentz         2727 N. Central Ave., Phoenix, AZ 85004

         George R. Olds          2727 N. Central Ave., Phoenix, AZ 85004

         Blanche I. Passolt      2727 N. Central Ave., Phoenix, AZ 85004

                                   ARTICLE VII

         The period of existence of the corporation shall be:

                                    Perpetual

                                     5 of 9

                                  ARTICLE VIII

         Except as otherwise provided by the Board of Directors, no holder of any shares of the stock of the corporation shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of stock of the corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares.

                                   ARTICLE IX

         The affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of common stock of this corporation entitled to vote shall be required to approve, adopt or authorize:

                  A. Any agreement for the merger, consolidation, amalgamation or combination of this corporation with or into any other corporation which is an Interested Stockholder (as hereafter defined);

                  B. Any sale, lease, exchange or other disposition to or with this corporation of any assets of any Interested Stockholder;

                  C. Any sale, lease, exchange or other disposition by this corporation of all or substantially all of the assets of this corporation to or with an Interested stockholder;

                  D. Any plan or proposal for liquidation or dissolution of this corporation if any stockholder of this corporation is an Interested Stockholder; or

                  E. Any reclassification of securities (including any reverse stock split) or recapitalization of this corporation which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding

                                     6 of 9
                  shares of any class of stock or convertible securities of this corporation, directly or indirectly owned by an Interested stockholder.

                  As used herein, Interested stockholder shall mean any person, firm, corporation or other entity which, as of the record date for the determination of stockholders entitled to notice of and to vote on any of the above transactions, is the beneficial owner, directly or indirectly, of more than five percent (5%) of any class of voting stock of this corporation. For the purposes hereof, any person, firm, corporation or other entity shall be deemed to be the beneficial owner of any shares of voting stock of this corporation which (i) it has the right to acquire pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) are owned, directly or indirectly (including shares deemed owned through the application of clause (i) above), by any other person, firm, corporation or other entity with which it has any agreement, arrangement or understanding with respect to the acquisition, holding, voting or disposition of stock of this corporation, or which is its "affiliate" or "associate" as those terms are defined in the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

                  The Board of Directors of this corporation shall have the power and duty, by resolution adopted by the affirmative vote of a majority of the entire Board of

                                     7 of 9

         Directors, to determine (and such determination shall be conclusive) for the purposes of this Article 9, on the basis of information known to it, whether (i) any person, firm, corporation or other entity is the beneficial owner, directly or indirectly, of more than five percent (5%) of any class of voting stock of this corporation, (ii) any proposed sale, lease, exchange or other disposition involves all or substantially all of the assets of this corporation, or (iii) any person, firm, corporation or other entity has any agreement, arrangement or understanding with respect to the acquisition, holding, voting or disposition of stock of this corporation with any other person, firm, corporation or other entity.

                  Notwithstanding any other provision of these Articles of Incorporation, the affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of common stock of this corporation entitled to vote shall be required to amend, alter, change or repeal, or to adopt any provision inconsistent with, this Article 9.

                  The respective two-thirds voting requirements specified above for any of the transactions referred to in any one or more of paragraphs A through E above, or to amend, alter, change or repeal, or to adopt any provision inconsistent with, this Article 9, shall not be applicable to a proposed action which has been approved or recommended by majority of the Disinterested

                                     8 of 9

         Directors, as used herein, a "Disinterested Director" means (i) any Director named in these Articles of Incorporation as one of the first members of the corporation's Board of Directors, (ii) any Director of the corporation who is elected by the stockholders or appointed by the Board of Directors of this corporation and was not at the time of such election or appointment associated with or an affiliate of an Interested Stockholder directly or indirectly involved in the transaction or proposal before the Board of Directors, or (iii) a person designated, before his election or appointment as a director, as a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

                                    ARTICLE X

         Shareholder action by written consent is prohibited. This Article 10 may be amended only by the affirmative vote of two-thirds of all of the outstanding shares of common stock of the corporation entitled to vote, which vote must be by ballot at a duly constituted meeting of the stockholders, the notice of which meeting must include the proposed amendment.

         IN WITNESS WHEREOF, we have executed the foregoing Re-Stated Articles of Incorporation of Amerco Real Estate Company this 19th day of September, 1990.

                                                /s/ Charles J. Bayer
                                                --------------------------------
                                                Charles J. Bayer, President

                                                /s/ Gary V. Klinefelter
                                                --------------------------------
                                                Gary V. Klinefelter, Secretary

                                     9 of 9

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 19th day of September, 1990, personally appeared before me, the undersigned Notary Public, Charles J. Bayer, President and Gary V. Klinefelter, Secretary of AMERCO REAL ESTATE COMPANY, a Nevada corporation, known to me to be the persons named in and who executed the same and that the matters contained herein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 19th day of September, 1990.

                                                /s/ Blanche I. Passolt
                                        ----------------------------------------
                                                     NOTARY PUBLIC

         (NOTARIAL SEAL)

               THIS FORM SHOULD ACCOMPANY AMENDED AND/OR RESTATED
               ARTICLES OF INCORPORATION FOR A NEVADA CORPORATION

1.       Name of corporation: AMERCO REAL ESTATE COMPANY

2.       Date of adoption of Amended and/or Restated Articles: 9/19/90

3. If the articles were amended, please indicate what changes have been made:__________________________________________________________________

         (a) Was there a name change? Yes [ ] No [x]. If yes, what is the new name?
             ___________________________________________________________________

         (b) Did you change your resident agent? Yes [ ] No [x]. If yes, please indicate new address:
             ___________________________________________________________________

         (c) Did you change the purposes? Yes [ ] No [x]. Did you add Banking? [ ], Gaming? [ ], Insurance? [ ], None of these? [x].

         (d) Did you change the capital stock? Yes [ ] No [x]. If yes, what is the new capital stock?
             ___________________________________________________________________

         (e) Did you change the directors? Yes [ ] No [x]. If yes, indicate the change:____________________________________________________________
             ___________________________________________________________________

         (f) Did you add the directors liability provision? Yes [ ] No [x].

         (g) Did you change the period of existence? Yes [ ] No [x]. If yes, what is the new existence?
             ___________________________________________________________________

         (h) If none of the above apply, and you have amended or modified the articles, how did you change your articles? Re-Stated the Articles of Incorporation

                                           /s/ Gary V. Klinefelter
                                           -------------------------
                                           Gary V.     Name and Title of Officer
                                           Klinefelter,       Secretary 10/10/90
                                           -------------------------------------
                                                                 Date

STATE OF ARIZONA   )
                     ss.
COUNTY OF MARICOPA )

On October 10, 1990 personally appeared before me, a Notary Public, Gary V. Klinefelter, who acknowledged that he/she executed the above document.

                                                        /s/ Blanche I. Passolt
                                                       -------------------------
                                                            Notary Public